EXHIBIT 99.1

Clarus Corporation Changes Name to Black Diamond, Inc.

Salt Lake City, UT, (January 21, 2011) – Clarus Corporation (NASDAQ: BDE) (the “Company”), a leading provider of outdoor equipment and lifestyle products, announced today that, at a special meeting of stockholders held on January 20, 2011, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name from Clarus Corporation to Black Diamond, Inc.  The Company noted that its stock ticker symbol, BDE, and listing on The NASDAQ Global Market would not be affected by this change.

Peter Metcalf, Chief Executive Officer of Black Diamond, Inc., commented, “We are very proud and pleased that our Company, which we believe will ultimately encompass many brands and serve many outdoor communities, will bear the name of Black Diamond.  Over the past three decades, we have worked to make that name synonymous with sports we serve and the lifestyles we represent.  We are excited to carry that ethos forward into a larger, more capable organization and believe it is an essential aspect of our leadership position in the outdoor marketplace.”

For more information, please visit www.BlackDiamond-Inc.com

About Black Diamond, Inc.

Black Diamond, Inc. is a leading provider of outdoor recreation equipment and active lifestyle products. The Company’s principal brands are Black Diamond™ and Gregory Mountain Products®. The Company develops, manufactures and globally distributes a broad range of products including:  rock-climbing equipment (such as carabiners, protection devices, harnesses, belay and devices, helmets, ice-climbing gear), technical backpacks and high-end day packs, tents, trekking poles, headlamps and lanterns, gloves and mittens, skis, ski bindings, ski boots, ski skins and avalanche safety equipment. Headquartered in Salt Lake City, Utah, the Company has more than 475 employees worldwide, with ISO 9001 manufacturing facilities both in Salt Lake City and Southeast China as well as a sewing plant in Calexico, California, distribution centers in Utah and Southeast China,  a marketing office in Yokohama, Japan, and a fully owned sales, marketing and distribution operation for Europe, located near Basel, Switzerland..  For more information about us and our brands, please visit www.blackdiamond-inc.com, www.blackdiamondequipment.com, and www.gregorypacks.com.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company may use words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” “will,” and similar expressions to identify forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and assumptions which are difficult to predict. The Company cautions you that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the Company’s acquisitions of Black Diamond Equipment, Ltd. (“Black Diamond Equipment”) and Gregory Mountain Products, Inc. (“Gregory”), including future financial and operating results that may be realized from the acquisitions; (ii) statements of plans, objectives and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) our ability to successfully integrate Black Diamond Equipment and Gregory; (ii) our ability to realize financial or operating results as expected; (iii) material differences in the actual financial results of the mergers compared with expectations, including the impact of the mergers on the Company’s future earnings per share; (iv) economic conditions and the impact they may have on Black Diamond Equipment and Gregory and their respective customers or demand for products; (v) our ability to implement our acquisition growth strategy or obtain financing to support such strategy; (vi) the loss of any member of our senior management or certain other key executives; (vii) our ability to utilize our net operating loss carry forward; and (viii) our ability to adequately protect our intellectual property rights. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including its latest annual report on Form 10-K and most recently filed Forms 8-K and 10-Q, which may be obtained at our web site at www.BlackDiamond-Inc.com or the Securities and Exchange Commission’s web site at www.sec.gov. All forward-looking statements included in this press release are based upon information available to the Company as of the date of this press release, and speak only as the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release.

COMPANY CONTACTS:

Black Diamond, Inc.
Warren B. Kanders
Executive Chairman
203-428-2000
warren.kanders@bdel.com

Black Diamond, Inc.
Peter Metcalf
Chief Executive Officer
801-278-5552
peter.metcalf@bdel.com

INVESTOR RELATIONS CONTACT:

ICR, Inc.
James Palczynski
Principal and Director
203-682-8229
jp@icrinc.com

MEDIA CONTACT:

James McCusker
Vice President
203-682-8245
James.McCusker@icrinc.com

Bo Park
Managing Director
917-596-4353
bo.park@icrinc.com